PROSPECTUS August 1, 2024
T. ROWE PRICE
TRHYX	Institutional High Yield Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

1	SUMMARY
Institutional High Yield Fund 1
2	MORE ABOUT THE FUND
Management of the Fund 8 More Information About the Fund’s Investment Objective(s), Strategies, and Risks 9 Portfolio Turnover 18 Financial Highlights 19 Disclosure of Fund Portfolio Information 21
3	INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS

Investing with T. Rowe Price 22

Available Share Classes 22

Payments to Financial Intermediaries 23

Policies for Opening an Account 24

Pricing of Shares and Transactions 26

General Policies and Requirements 32

Information on Distributions and Taxes 36

Rights Reserved by the Funds 42

SUMMARY	1

Investment Objective(s)

The fund seeks high current income and, secondarily, capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%

Other expenses	—

Total annual fund operating expenses	0.50

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 38.4% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in a widely diversified portfolio of high yield corporate bonds, often called “junk” bonds, as well as income-producing convertible securities and preferred stocks that are rated below investment grade or not rated by any credit rating agency but deemed by the adviser to be below investment grade. If a holding is split rated (i.e., rated investment grade by at least one credit

T. ROWE PRICE	2

rating agency and below investment grade by another credit rating agency), the lower rating will be used for purposes of the fund’s 80% investment policy.

High yield bonds are rated below investment grade (BB and lower, or an equivalent rating), and tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

The fund may invest up to 15% of its total assets in bank loans. While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the fund may be senior or subordinate obligations of the borrower.

The fund may purchase securities of any maturity and its weighted average maturity will vary with market conditions. In selecting investments, the fund relies extensively on the adviser’s credit research analysts. The fund focuses primarily on the higher-quality range (BB and B, or an equivalent rating) of the high yield market.

While most assets are typically invested in U.S. dollar-denominated bonds, the fund may also invest in bonds of foreign issuers (including securities of issuers in emerging markets). The fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest without limitation in U.S. dollar-denominated bonds of foreign issuers.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Credit quality: An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative.

Junk investing: Investments in bonds that are rated below investment grade, commonly referred to as junk bonds, and loans that are rated below investment grade, expose the fund to greater volatility and credit risk than investments in securities that are rated investment grade. As a result, bonds and loans rated below investment grade carry a higher risk of default and should be considered speculative.

SUMMARY	3

Fixed income markets: Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including economic, political, or regulatory developments, recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses (including sanctions). Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Bank loans: Investments in bank loans expose the fund to additional risks beyond those normally associated with more traditional debt instruments. The fund’s ability to receive payments in connection with a loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Covenant lite loans: Because covenant lite loans contain few or no financial maintenance covenants, they may not include terms that permit the lender of the loan to monitor the borrower’s financial performance and, if certain criteria are breached, declare a default, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. As a result, the fund could experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or securities with financial

T. ROWE PRICE	4

maintenance covenants, which may result in losses, especially during a downturn in the credit cycle.

Interest rates: A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of the securities in which the fund invests.

Callable bonds: While a rise in interest rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be “called,” or redeemed before maturity, and that the proceeds may need to be reinvested in lower-yielding securities.

Foreign investing: Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas; greater volatility; reduced liquidity; or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Liquidity: The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Convertible securities and preferred stocks: Convertible securities and preferred stocks carry credit and interest rate risk, along with other risks associated with both equity and fixed income securities, and convertible securities may be called back by the issuer prior to maturity at a price that is disadvantageous to the fund.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

SUMMARY	5

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund. Returns for other share classes vary since they have different expenses.

INSTITUTIONAL HIGH YIELD FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/20	10.12%	Worst Quarter	3/31/20	-13.62%

The fund’s return for the six months ended 6/30/24 was 2.18%.

The following table shows the average annual total returns for the fund. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the table may also include one or more indexes that more closely aligns to the fund’s investment strategy (Strategy Benchmark(s)).

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.

T. ROWE PRICE	6

Average Annual Total Returns
	Periods ended
	December 31, 2023

				Inception
	1 Year	5 Years	10 Years	date
Institutional High Yield Fund				05/31/2002
Returns before taxes	13.92%	5.16%	4.34%
Returns after taxes on distributions	10.85	2.67	1.63
Returns after taxes on distributions
and sale of fund shares	8.12	2.89	2.09

Regulatory Index*
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)
	5.53	1.10	1.81
Strategy Index(es)
Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deduction for fees, expenses, or taxes)
	13.44	5.35	4.59
J.P. Morgan Global High Yield Index (reflects no deduction for fees, expenses, or taxes)
	13.26	5.21	4.61
Lipper Global High Yield Funds Average
	11.57	4.08	3.47

* Due to new SEC Rules on shareholder reporting, the fund adopted a new broad-based securities market index, referred to as the Regulatory Benchmark.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Rodney M. Rayburn	Chair of Investment Advisory Committee	2019	2014

Purchase and Sale of Fund Shares

The fund generally requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum may be waived for certain types of accounts held through a retirement plan, financial advisor, or other financial intermediary.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail or by telephone (1-800-638-8790).

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You

SUMMARY	7

should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends, if any, daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND	2

MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of March 31, 2024, T. Rowe Price and its affiliates (Firm) had approximately $1.54 trillion in assets under management.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chair is ultimately responsible for the day-to-day management of the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Rodney M. Rayburn, chair, Michael F. Connelly, Stephen M. Finamore, Daniel Fox, Paul M. Massaro, Michael J. McGonigle, John Park, Brian A. Rubin, Michael J. Trivino, and David Alan Yatzeck. The following information provides the year that the chair first joined the Firm and the chair’s specific business experience during the past five years (although the chair may have had portfolio management responsibilities for a longer period). Mr. Rayburn has been a chair of the committee since 2019. He joined the Firm in 2014, and his investment experience dates from 2000. He has served as a portfolio manager with the Firm throughout the past five years. The Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

The Management Fee

The fund pays the investment adviser an annual all-inclusive management fee of 0.50% based on the fund’s average daily net assets. The management fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses but does not cover interest; expenses related to borrowings, taxes, brokerage, and other transaction costs; or nonrecurring, extraordinary expenses.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) is contained in Form N-CSR filed with the SEC for the period ended May 31, and made available on the fund’s website at troweprice.com/prospectus.

MORE ABOUT THE FUND	9

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks high current income and, secondarily, capital appreciation.

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in a widely diversified portfolio of high yield corporate bonds, often called “junk” bonds, as well as income-producing convertible securities and preferred stocks that are rated below investment grade or not rated by any credit rating agency but deemed by the adviser to be below investment grade. If a holding is split rated (i.e., rated investment grade by at least one credit rating agency and below investment grade by another credit rating agency), the lower rating will be used for purposes of the fund’s 80% investment policy. Shareholders will receive at least 60 days’ prior notice of a change to the fund’s 80% investment policy.

High yield bonds are rated below investment grade (BB and lower, or an equivalent rating), and tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

The fund may invest up to 15% of its total assets in bank loans. While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the fund may be senior or subordinate obligations of the borrower.

The fund may purchase securities of any maturity and its weighted average maturity will vary with market conditions. In selecting investments, the fund relies extensively on the adviser’s credit research analysts. The fund focuses primarily on the higher-quality range (BB and B, or an equivalent rating) of the high yield market.

While most assets are typically invested in U.S. dollar-denominated bonds, the fund may also invest in bonds of foreign issuers (including securities of issuers in emerging markets). The fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest without limitation in U.S. dollar-denominated bonds of foreign issuers.

The fund’s yield will vary. One way to calculate a fund’s yield is to divide the annualized dividends earned for a given period (typically 30 days for bond funds) by the share price at the end of the period. The fund’s total return includes distributions from income and capital gains and the change in share price for a given period.

T. ROWE PRICE	10

A bond fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying loans and bonds, with each bond’s maturity “weighted” by the percentage of the fund’s assets it represents, and an average effective maturity taking into consideration that securities may be called or prepaid.

Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. Future interest and principal payments are discounted to reflect their present value and then multiplied by the number of years they will be received to produce a value expressed in years—the duration. “Effective” duration takes into account call features and sinking fund payments that may shorten a bond’s life. Since duration can be computed for bond funds, you can estimate the effect of interest rate fluctuations on share prices by multiplying the fund’s duration by an expected change in interest rates.

The Firm integrates environmental, social, and governance (ESG) factors into its investment research process for certain investments. While ESG matters vary widely, we generally consider ESG factors such as climate change, resource depletion, labor standards, diversity, human rights issues, and governance structure and practices. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, an ESG analysis may not be relevant or possible due to a lack of data. Where ESG considerations are integrated into the investment research process, we focus on the ESG factors we consider most likely to have a material impact on the performance of the holdings in the fund’s portfolio. We may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions for the fund.

The fund may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.

The fund invests in the following types of securities or assets:

Bonds

A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem or “call” a bond before maturity, and the investor may have to invest the proceeds at lower market rates. Bonds can be issued by U.S. and foreign governments, states, and municipalities, as well as a wide variety of companies.

A bond’s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond’s price usually rises when interest rates fall and vice versa, so its yield generally stays consistent with current market conditions. High yield bond prices may be less directly responsive to interest rate changes than investment-grade issues and may not always follow this pattern.

Conventional fixed rate bonds offer a coupon rate for a fixed maturity with no adjustment for inflation. Real rate of return bonds also offer a fixed coupon but include ongoing inflation adjustments for the life of the bond.

MORE ABOUT THE FUND	11

Certain bonds have floating or variable interest rates that are adjusted periodically based on a particular index. These interest rate adjustments tend to minimize fluctuations in the bonds’ principal values. The maturity of certain floating rate securities may be shortened under certain specified conditions.

Bonds and loans have a stated maturity date when their entire principal value must be repaid to the investor. However, many loans are prepayable at par at the borrower’s discretion and many bonds are “callable,” meaning their principal can be repaid before the stated maturity date. Fixed rate bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage when interest rates fall. In that environment, a bond’s “effective maturity” may be its nearest call date. For example, the rate at which homeowners pay down their mortgage principal determines the effective maturity of mortgage-backed bonds.

Bonds, including asset- and mortgage-backed securities, may be secured (backed by specific collateral) or may be unsecured (backed only by the issuer’s general creditworthiness).

Zero Coupon Bonds and Pay-in-Kind Bonds

A zero coupon bond does not make cash interest payments during a portion or all of the life of the bond. Instead, it is sold at a deep discount to face value, and the interest consists of the gradual appreciation in price as the bond approaches maturity. Zero coupon bonds can be an attractive financing method for issuers with near-term cash-flow problems or seeking to preserve liquidity. Pay-in-kind bonds pay interest in cash or additional securities, at the issuer’s option, for a specified period. Like zero coupon bonds, they may help a corporation conserve cash flow. Pay-in-kind prices reflect the market value of the underlying debt plus any accrued interest. Zero coupon bonds and pay-in-kinds can be higher- or lower-quality debt, and both are more volatile than coupon bonds. There is no limit on the fund’s investments in these securities.

The fund is required to distribute to shareholders income imputed to any zero coupon bonds or pay-in-kind investments even though such income may not be received by the fund as distributable cash. Such distributions could reduce the fund’s reserve position and require it to sell securities and incur a gain or loss at a time it may not otherwise want to in order to provide the cash necessary for these distributions.

Convertible Securities, Contingent Capital Securities, and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Contingent capital securities are securities issued by banks and other financial institutions that are intended to provide a buffer (i.e., loss absorption) under scenarios when it may be difficult for the institution to raise new capital. Many of these securities are designed with features to either

T. ROWE PRICE	12

convert into equity of the issuer or have their principal written down by a predetermined percentage upon the occurrence of certain triggers. The principal write-down features may be triggered upon conditions such as the issuer’s capital ratio falling below a certain level or the financial system being deemed in crisis based on an assessment by regulators or objective indicators such as aggregate losses. Contingent capital securities carry the risk that conditions could cause the principal to be written down to zero and that a coupon could be cancelled at the financial institution’s discretion or at the request of regulators to help the institution absorb losses. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Bank Loans

The fund may make investments in bank loans through the purchase or execution of a privately negotiated loan or note representing the equivalent of a loan, as well as through loan assignments and participations. Large loans to corporations or governments, including governments of less developed countries, may be shared or syndicated among several lenders, usually banks. The fund could participate in such syndicates or could buy part of a loan, becoming a direct lender. These loans may often be obligations of companies or governments in financial distress or in default. These investments involve special types of risk, including those of being a lender, reduced liquidity, increased credit risk, and volatility.

Bank loans may be acquired directly through an agent acting on behalf of the lenders participating in the loan, as an assignment from another lender who holds a direct interest in the loan, or as a participation interest in another lender’s portion of the loan. An assignment typically results in the purchaser succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower. However, assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. To the extent the fund invests in loans through participation interests, it will be more difficult for it to enforce its rights against the borrower because it will have established a direct contractual relationship with the seller of the participation interest but not with the borrower. When the fund invests in a loan by participation, it must rely on another party not only for the enforcement of its rights against the borrower, but also for the receipt and processing of payments due under the loan. Investing in a participation interest limits the fund’s ability to file a claim directly as a creditor in the event of the borrower’s bankruptcy.

Foreign Securities

The fund may invest in foreign securities. Foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as Yankee bonds). Investing in foreign securities involves special risks that can increase the potential for losses. These include exposure to potentially adverse local, political, social, and economic developments such as war, political instability,

MORE ABOUT THE FUND	13

hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; the imposition of international trade and capital barriers and other protectionist or retaliatory measures; potentially lower liquidity and higher volatility; possible issues arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the potential for fluctuations in foreign exchange rates to decrease the investment’s value (favorable changes can increase its value). In addition, information with respect to foreign borrowers may differ from that available for U.S. borrowers because foreign companies are not generally subject to accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. borrowers.

When-Issued Securities and Forwards

The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on the fund’s investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment take place after the customary settlement period for that type of security (often a month or more later). During the interim period, the price and yield of the securities can fluctuate, and typically no interest accrues to the purchaser. At the time of delivery, the market value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund’s net asset value than if the fund did not purchase them.

Short Sales

In addition to taking short positions through derivatives, the fund may enter into short sales involving individual securities. A short sale is a transaction in which the fund sells a security it does not already own, typically in anticipation of a decline in the market value of that security. If the fund takes a short position, the fund must borrow the security from a third party and sell the security at the then current market price, which means the fund will benefit from a decrease in price of the security and lose value if the price of the security increases. Short sales may serve to protect against the deteriorating creditworthiness of an issuer or as a hedge against certain portfolio holdings expected to decline in value, although short sales may be executed for other purposes. To borrow the security, the fund may be required to pay a premium, which would increase the cost of the security sold, and, until the security is replaced, the fund must pay the lender amounts equal to any dividends or interest which accrue during the period of the loan. The fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the fund replaces the borrowed security and the fund will realize a gain if the security sold short declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale.

T. ROWE PRICE	14

Principal Risks

The principal risks associated with the fund’s principal investment strategies, which may be even greater in bad or uncertain market conditions, include the following:

Credit quality: An issuer of a debt instrument held by the fund could default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income and share price. Credit risk is increased when portfolio holdings are downgraded or the perceived financial condition of an issuer deteriorates. Holdings with an investment-grade rating should have a relatively low risk of encountering financial problems and a relatively high probability of future payments. However, holdings rated below investment grade are more susceptible to adverse economic conditions than other investment-grade holdings and may have speculative characteristics. Holdings rated below investment grade should be regarded as speculative because their issuers may be more susceptible to financial setbacks and recession than more creditworthy issuers (commonly referred to as “junk”).

Junk investing: Junk investing subjects the fund to heightened credit risk. Issuers of junk bonds and loans are not as strong financially as those with higher credit ratings, so the issuers and lenders are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. As a result, below investment-grade investments carry greater risks of default and erratic price swings due to real or perceived changes in the credit quality of the issuer or lender.

Because the credit quality of the issuer is lower, such investments are more sensitive to developments affecting the issuer’s or lender’s underlying fundamentals, such as changes in financial condition or a particular country’s general economy. In addition, the entire below investment-grade bond and loan markets can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by institutional investors, a high-profile default, or a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds, but investors in lower-quality bonds and loans should also anticipate it. Since funds can be a major source of demand in certain junk bond and loan markets, substantial cash flows into and out of these funds can affect prices. If, for example, a significant number of funds were to sell bonds or loans to meet shareholder redemptions, bond and loan prices and funds’ share prices could fall more than underlying fundamentals might justify.

Any investments in distressed or defaulted instruments subject the fund to even greater credit risk than investments in other below investment-grade investments. Investments in obligations of restructured, distressed, and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn lack liquidity or be speculative and be valued by the fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the fund to liability as a lender.

MORE ABOUT THE FUND	15

Fixed income markets: The market price of investments owned by the fund may go up or down, sometimes rapidly or unpredictably. The fund’s investments may decline in value due to factors affecting the overall fixed income markets or particular industries or sectors. The value of a holding may decline due to developments related to a particular issuer, but also due to general fixed income market conditions, including real or perceived adverse economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. The fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value.

Market conditions: The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, military conflict, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Any of these events may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies, and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention (including sanctions) in markets may impact interest rates, market volatility, and security pricing. The occurrence of any of these events could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Bank loans: Bank loans often have contractual restrictions on resale. These restrictions can delay or impede the fund’s ability to sell loans and may adversely affect the price that can be obtained. Loans and unlisted securities are typically less liquid than securities traded on national exchanges. The secondary market for loans may be subject to irregular trading activity and extended settlement periods, and the liquidity of bank loans can vary significantly over time. For example, if the credit quality of a bank loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a bank loan can be more difficult and buying or selling a loan at an acceptable price may not be possible or may be delayed.

The terms of the bank loans held by the fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a

T. ROWE PRICE	16

bank loan can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. The fund’s access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of loan the fund has purchased. For example, if the fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a bank loan may not be fully collateralized and can decline significantly in value.

Covenant lite loans: Some of the loans in which the fund may invest or get exposure to through its investments in collateralized debt obligations, collateralized loan obligations, or other types of structured securities may be “covenant lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the fund in a covenant lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The fund may also experience delays in enforcing its rights on its holdings of covenant lite loans. As a result of these risks, the fund’s exposure to losses may be increased, which could result in an adverse impact on the fund’s net income and NAV.

Interest rates: The prices of bonds and other fixed income securities typically increase as interest rates fall, and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Such decreases in prices are due to the bonds and notes in the fund’s portfolio becoming less attractive to other investors when securities with higher yields become available. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, funds with longer weighted average maturities (i.e., an average of the maturities of the underlying debt instruments, “weighted” by the percentage of the fund’s assets it represents) and durations (i.e., the measure of the price sensitivity of a fund to changes in interest rates) carry greater interest rate risk. As a result, in a rising interest rate environment, the net asset value of a fund with a longer weighted average maturity or duration typically decreases at a faster rate than the net asset value of a fund with a shorter weighted average maturity or duration. In addition, recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of the securities in which the fund invests. An elevated inflation environment may heighten risks associated with rising rates. As a result, rapid changes in interest rates may increase the fund’s overall exposure to interest rate risk.

Callable bonds: During periods of falling interest rates, issuers of callable bonds may redeem securities with higher interest rates before their maturity. The fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Foreign investing: The fund’s investments outside the U.S. are subject to special risks, whether the securities (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) are denominated in U.S. dollars or foreign currencies. These risks

MORE ABOUT THE FUND	17

include potentially adverse local or regional political, social, and economic conditions; greater volatility; lower liquidity; and the possibility that settlement practices and regulatory and accounting standards will differ from those of U.S. issuers. Foreign currencies could decline against the U.S. dollar, lowering the value of securities denominated in those currencies and possibly the fund’s share price. These risks are heightened for any investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Liquidity: The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the fund may not be able to sell a holding readily at a price that reflects what the fund believes it should be worth. Securities with lower overall liquidity can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where selling activity from fixed income investors may be higher than normal, potentially causing increased supply in the market.

Convertible securities and preferred stocks: Investments in convertible securities and preferred stocks subject the fund to risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. A convertible security may be called back by the issuer prior to maturity at a price that is disadvantageous to the fund. In addition, convertible securities are typically issued by smaller-capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital. Preferred stockholders would be paid after corporate bondholders, but before common stockholders, in the event a company fails.

Active management: The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches: The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund, its investment adviser and subadviser(s) (as applicable), or its service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These

T. ROWE PRICE	18

breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Investment Management Practices

The fund may employ additional investment management practices as described in this section. The fund’s investments may be subject to further restrictions and risks described in the SAI, which contains more detailed information about the fund and its investments, operations, and expenses.

Temporary Defensive Position

The fund may assume a temporary defensive position to respond to adverse market, economic, political, or other conditions, such as to provide flexibility in meeting redemptions, pay expenses, or manage cash flows. The temporary defensive position may be inconsistent with the fund’s principal investment objective(s) and/or strategies, which may impact the fund’s returns or its ability to achieve its investment objective(s). For temporary defensive purposes, the fund may invest without limit in cash or other liquid instruments.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will typically consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the

MORE ABOUT THE FUND	19

impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights table.

FINANCIAL HIGHLIGHTS

The Financial Highlights table, which provides information about the fund’s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the fund’s financial statements, which are included in its Form N-CSR and are incorporated by reference into the SAI (available upon request). The financial statements were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

T. ROWE PRICE	20

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	Year Ended
	5/31/24	5/31/23	5/31/22	5/31/21	5/31/20
NET ASSET VALUE
Beginning of period	$7.42	$7.94	$8.83	$8.23	$8.62

Investment activities
Net investment income(1)(2)	0.51	0.48	0.45	0.45	0.49
Net realized and unrealized gain/loss	0.30	(0.49)	(0.88)	0.61	(0.39)
Total from investment activities	0.81	(0.01)	(0.43)	1.06	0.10

Distributions
Net investment income	(0.52)	(0.50)	(0.46)	(0.46)	(0.49)
Net realized gain	–	(0.01)	–	–	–
Total distributions	(0.52)	(0.51)	(0.46)	(0.46)	(0.49)

NET ASSET VALUE
End of period	$7.71	$7.42	$7.94	$8.83	$8.23
Ratios/Supplemental Data
Total return(2)(3)	11.19%	0.05%	(5.14)%	13.11%	1.05%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.50%	0.50%	0.50%	0.50%	0.50%
Net expenses after waivers/payments by Price Associates	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	6.75%	6.46%	5.27%	5.21%	5.72%

Portfolio turnover rate	38.4%	30.4%	45.6%	49.2%	43.0%
Net assets, end of period (in millions)	$1,715	$1,612	$1,724	$1,962	$1,517

(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)

Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

MORE ABOUT THE FUND	21

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their portfolio holdings periodically on troweprice.com. A description of the policies and procedures with respect to the disclosure of portfolio holdings and other portfolio information for the T. Rowe Price Funds is available in the SAI.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	3

The following policies and procedures apply to the Institutional Funds within the T. Rowe Price Funds.

INVESTING WITH T. ROWE PRICE

This section of the prospectus describes the policies and procedures that generally apply to investments in the T. Rowe Price Institutional Funds. The T. Rowe Price Institutional Funds may be purchased directly from T. Rowe Price or through a financial intermediary, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers.

AVAILABLE SHARE CLASSES

Most of the T. Rowe Price Institutional Funds are available only in a single share class (referred to as the “Institutional Class”). However, the Institutional Floating Rate Fund is also offered in an F Class and a Z Class. Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. While the Institutional Class may be held directly with T. Rowe Price or through a financial intermediary, the F Class is designed to be purchased only through financial advisers and certain financial intermediaries and has a different cost structure due to a shareholder servicing arrangement that applies only to that class. The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services.

This section generally describes investing only in the T. Rowe Price Institutional Funds. This section does not describe the policies that apply to other T. Rowe Price Funds. Policies for other T. Rowe Price Funds are described in their respective prospectuses, and all types of funds and available share classes for the T. Rowe Price Funds are described more fully in the funds’ SAI.

Institutional Class

The Institutional Class may be purchased directly from T. Rowe Price or through a financial intermediary. The Institutional Class does not impose a sales charge and does not make any payments to financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments) and does not make any payments to financial intermediaries for administrative services they provide (commonly referred to as administrative fee payments). However, you may incur brokerage commissions and other charges when buying or selling Institutional Class shares.

The Institutional Class is designed to be sold only to institutional investors, which include, but are not limited to: corporations, endowments and foundations, charitable trusts, investment companies and other pooled vehicles, defined benefit and defined contribution retirement plans, broker-dealers, registered investment advisers, banks and bank trust programs, and Section 529

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	23

college savings plans. The Institutional Class generally requires a $1 million initial investment minimum—although the minimum may be waived for retirement plans, financial intermediaries maintaining omnibus accounts, and certain other accounts.

F Class

The F Class must be purchased through a financial intermediary. The F Class does not impose a sales charge and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets.

The F Class is designed to be sold only through financial advisers and certain financial intermediaries, including broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers. F Class shares are generally not available to financial intermediaries that would make the fund available to their customers through a mutual fund “supermarket” platform. There is a $2,500 minimum initial investment requirement, but the minimum is waived for certain types of accounts.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Administrative Fee Payments (F Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. The F Class may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the class’ average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and providing support to respond to customers’ questions regarding their accounts. These separate administrative fee payments are reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1 of this prospectus with respect to the fund’s F Class.

Some broker-dealers or other financial intermediaries that are eligible to purchase F Class shares of T. Rowe Price Institutional Funds may also be eligible to purchase the Institutional Class. The Institutional Class shares require a much higher initial investment but have lower expenses than F Class shares because the Institutional Class does not participate in the administrative fee payment program. The payment of the administrative fee by the F Class

T. ROWE PRICE	24

creates a potential conflict of interest by influencing the broker-dealer or other financial intermediary to purchase F Class shares instead of Institutional Class shares. If this happens, you will incur higher expenses than if your financial intermediary had purchased Institutional Class shares on your behalf (assuming your financial intermediary would qualify to purchase Institutional Class shares). You should ask your salesperson for more information regarding the eligibility of your financial intermediary to purchase Institutional Class shares.

Additional Compensation to Financial Intermediaries

In addition to the administrative fee payments made by the F Class of the Institutional Floating Rate Fund, T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution and shareholder servicing activities, including subaccounting, sub-transfer agency, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The SAI provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or providing preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

POLICIES FOR OPENING AN ACCOUNT

If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	25

Tax Identification Number

Institutional investors must provide T. Rowe Price with a valid taxpayer identification number (and valid Social Security numbers for individuals opening the account on behalf of the institution) on a signed new account form or Form W-9. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject the investor to an Internal Revenue Service fine. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value. Financial intermediaries opening an account in a fund must also enter into a separate agreement with the fund or its agent.

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account. When you open an account for an entity, you will be required to provide the entity’s name, U.S. street address (post office boxes are not acceptable), and taxpayer identification number, as well as your name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number as the person opening the account on behalf of the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the entity and person opening the account. An account cannot be opened until all of this information is received. If the identity of the entity or person opening the account on behalf of the entity cannot be verified, T. Rowe Price is authorized to take any action permitted by law. (See “Rights Reserved by the Funds” later in this section.)

Call Client Account Management at 1-800-638-8790 for more information on these requirements.

The Institutional Funds are generally available only to institutional investors with a U.S. address. T. Rowe Price will generally not authorize the transfer of ownership of an account in an Institutional Fund for an institutional investor to an account for a noninstitutional investor. Shares held directly with T. Rowe Price by noninstitutional investors are subject to involuntary redemption at any time, which could result in a taxable gain to the investor.

Opening an Account

Call Client Account Management at 1-800-638-8790 for an account number and wire transfer instructions. All initial purchases are typically made by bank wire, but checks or other forms of payment may be accepted in certain cases. In order to obtain an account number, you must supply the name, taxpayer identification number, and business street address for the account. Complete a new account form and mail it, along with proper documentation identifying your firm and any other necessary documentation, to one of the following addresses:

T. ROWE PRICE	26

via U.S. mail T. Rowe Price Client Account Management P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Client Account Management Mail Code: OM-1320 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Although the purchase will be made, services may not be established and an Internal Revenue Service penalty withholding may occur until we receive a signed new account form.

PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The share price, also called the net asset value, for each share class of a fund is calculated as of the close of trading on the New York Stock Exchange (NYSE), which is normally 4 p.m. ET, on each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, or as may be permitted by the SEC, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, the fund’s assets are valued and totaled; liabilities are subtracted; and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by T. Rowe Price, as the valuation designee, designated by the Board, by taking into account various, adopted factors and methodologies for determining the fair value. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by a fund.

T. Rowe Price uses various pricing services to obtain closing market prices, as well as information used to adjust those prices and to value most fixed income securities. T. Rowe Price

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	27

cannot predict how often it will use closing prices or how often it will adjust those prices. T. Rowe Price routinely evaluates its fair value processes.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If T. Rowe Price determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, affect the value of some or all of the fund’s securities, T. Rowe Price will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, T. Rowe Price reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

T. Rowe Price may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, T. Rowe Price may make a price adjustment depending on the nature and significance of the event. T. Rowe Price also evaluates a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

How the Trade Date Is Determined

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary.

The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to T. Rowe Price and pay for such shares in accordance with the agreement with T. Rowe Price, or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your financial intermediary by the close of the

T. ROWE PRICE	28

NYSE in order for your transaction to be priced at that business day’s net asset value. Contact your financial intermediary for trade deadlines and the applicable policies for purchasing, selling, or exchanging your shares, as well as initial and subsequent investment minimums. The financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for its services.

Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the time the NYSE closes to be priced at that business day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Transaction Confirmations

T. Rowe Price sends immediate confirmations for most of your fund transactions. However, certain transactions, such as dividend reinvestments, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them and promptly report any discrepancies to Client Account Management.

Preventing Unauthorized Transactions

The T. Rowe Price Funds and their agents use reasonably designed procedures to verify that telephone, electronic, and other instructions are genuine. These procedures include, among other things, recording telephone calls, requiring personalized security codes or other information online and certain identifying information for telephone calls, requiring Medallion signature guarantees for certain transactions and account changes, and promptly sending confirmations of transactions and address changes. For transactions conducted online, we recommend the use of a secure internet browser.

T. Rowe Price Account Protection Program Shareholders who invest in the T. Rowe Price Funds directly are eligible for the Account Protection Program. The Account Protection Program restores eligible losses due to unauthorized or fraudulent activity, provided that you follow all security best practices when you access and maintain your account(s). T. Rowe Price reserves the right to modify or withdraw the Account Protection Program at any time. The Account Protection Program security best practices and additional information may be accessed online at troweprice.com/personal-investing/help/policies-and-security/
account-protection-program.html.

If our verification procedures are followed and the losses are not eligible to be restored under the Account Protection Program, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	29

If you suspect any unauthorized account activity, notice errors or discrepancies in your T. Rowe Price account, or are not receiving your T. Rowe Price account statements, please contact T. Rowe Price immediately. Telephone conversations are recorded.

Purchasing Shares

Purchases may be initiated through the National Securities Clearing Corporation or by calling Client Account Management. The fund may permit financial intermediaries to submit purchase orders for shares through various other methods as well, if approved by Client Account Management. All initial and subsequent investments are typically made by bank wire, although checks or other forms of payment may be accepted in certain cases. There is no assurance that the share price for a purchase will be the same day a wire was initiated.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks and should be payable to the T. Rowe Price Funds.

Nonpayment Purchases of a fund may be canceled if payment is not received in a timely manner, and the shareholder may be responsible for any losses or expenses incurred by the fund or its transfer agent. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Investment Minimums

The Institutional Class generally requires a $1 million minimum initial investment, although the minimum may be waived for retirement plans, financial intermediaries maintaining omnibus accounts, and certain other accounts. The F Class generally requires a $2,500 minimum initial investment, although the minimum may be waived for certain types of accounts. In addition, we request that you give us at least three business days’ notice (seven business days’ notice for the Institutional Floating Rate Fund) for any purchase of $1 million or more. There is generally no minimum required for additional purchases.

You should check with your financial adviser, retirement plan, or financial intermediary to determine what minimum applies to your initial and additional investments.

Exchanging and Redeeming Shares

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. An exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes.

Redemptions Redemptions are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. The fund may permit financial

T. ROWE PRICE	30

intermediaries to submit redemption orders for shares through various other methods as well, if approved by Client Account Management. Please note that certain redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting a Client Account Management representative.

If, for some reason, your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you as soon as administratively possible.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

Receiving Redemption Proceeds Unless otherwise indicated, redemption proceeds will be sent via bank wire to the designated bank on file for the account. If a request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. Proceeds sent by bank wire are usually credited to an account the next business day after the sale. Redemption proceeds can be mailed to the account address by check if specifically requested. Normally, the fund transmits proceeds to financial intermediaries for redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the financial intermediary. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

Meeting Redemption Requests It is expected that the funds will typically hold sufficient cash or cash equivalents to meet redemption requests, although a fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The funds reserve the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

The funds may rely on an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs. In addition, certain funds have a revolving line of credit in place to help meet short-term redemptions and liquidity needs, if necessary.

During periods of deteriorating or stressed market conditions, when an increased portion of a fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	31

Large Redemptions Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, if, during any 90-day period, a shareholder redeems fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. Although the fund normally intends to pay redemption proceeds solely in cash, in consideration of the best interests of the remaining shareholders, the fund reserves the right (without prior notice) to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a fund. This in-kind distribution may be in the form of a pro-rata slice of the fund’s portfolio (potentially with certain exclusions and modifications). We will value these securities in the same manner as we do in computing the fund’s net asset value. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred. If you continue to hold the securities, you may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts (REITs) often impose ownership restrictions on their equity securities. In addition, we request that you give us at least three business days’ notice (seven business days’ notice for the Institutional Floating Rate Fund) for any redemption of $1 million or more.

Delays in Sending Redemption Proceeds

The T. Rowe Price Funds typically expect that it will take one to two business days following the receipt of a redemption request that is in correct form to send redemption proceeds, regardless of the method the fund uses to make such payment (for example, check, wire, or Automated Clearing House transfer). Checks are typically mailed on the business day after the redemption, proceeds sent by wire are typically credited to your financial institution the business day after the redemption, and proceeds sent by Automated Clearing House are typically credited to your financial institution on the second business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending the proceeds for up to seven calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned and marked “uncollected.” (The seven-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

Under certain limited circumstances, the Board of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the fund (subject to any additional liquidation requirements).

T. ROWE PRICE	32

GENERAL POLICIES AND REQUIREMENTS

You may initiate transactions involving the Institutional Funds by telephone, by mail, or through the National Securities Clearing Corporation or other methodology approved by Client Account Management. The T. Rowe Price Funds and their agents use reasonable procedures to verify the identity of the person contacting T. Rowe Price and to ensure that the person is authorized to act on behalf of the account. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. Please review the transaction confirmation carefully, and contact Client Account Management immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

To place a transaction or make any inquiries regarding the T. Rowe Price Institutional Funds, please call Client Account Management at 1-800-638-8790. To mail any information to T. Rowe Price regarding the T. Rowe Price Institutional Funds, please use the following addresses:

via U.S. mail T. Rowe Price Client Account Management P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Client Account Management Mail Code: OM-1320 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: If sending a check for a purchase, your transaction will receive the share price for the business day that the check is received by T. Rowe Price or its agent prior to the close of the NYSE (normally 4 p.m. ET), which could differ from the day that the check is received at the post office box.

If you hold shares of a T. Rowe Price Institutional Fund through a retirement plan or financial intermediary, you must contact your retirement plan or financial intermediary with any inquiries.

Involuntary Redemptions and Share Class Conversions

Shares held by any investors that no longer meet the definition of an institutional investor or fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption at any time.

For all accounts in Institutional Funds (except for F Class and Z Class accounts), to help keep operating expenses lower, we ask that you maintain an account balance of at least $1 million. If your investment falls below $1 million (even if due to market depreciation), we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance.

The redemption of your account could result in a taxable gain or loss.

For any F Class accounts that are no longer held through an eligible financial intermediary, we have the right to convert your account to the Institutional Class following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	33

and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (30-Day Purchase Block). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ Excessive and Short-Term Trading Policy:

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through individual retirement account (IRA) conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price;

• Transactions having a value of $5,000 or less (retirement plans, including those for which T. Rowe Price serves as recordkeeper, and other financial intermediaries may apply the Excessive and Short-Term Trading Policy to transactions of any amount); and

• Certain shares purchased or redeemed in exchange for securities and cash (transactions in-kind), subject to prior approval by T. Rowe Price.

T. ROWE PRICE	34

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter, blogger, or social media platform). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

Financial Intermediary and Retirement Plan Accounts If you invest in T. Rowe Price Funds through a financial intermediary, including a retirement plan, you should review the financial intermediary’s or retirement plan’s materials carefully or consult with the financial intermediary or plan sponsor directly to determine the trading policy that will apply to your trades in the T. Rowe Price Funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries, including retirement plans, may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects suspicious trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written agreement that T. Rowe Price has entered into with each financial intermediary. Any nonpublic personal information provided to the fund (for example, a shareholder’s taxpayer identification number or transaction records) is subject to the fund’s privacy policy. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy as previously described, it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its Excessive and Short-Term Trading Policy for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the financial intermediaries’ timely performance of their responsibilities.

T. Rowe Price may allow a financial intermediary or other third party to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	35

excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the Excessive and Short-Term Trading Policy adopted by the funds’ Boards.

Retirement Plan Accounts If shares are held in a retirement plan, generally the
30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper. An alternative excessive trading policy may apply to the T. Rowe Price Funds where a retirement plan has its own policy deemed acceptable to T. Rowe Price. You should contact T. Rowe Price or your plan recordkeeper to determine which of your transactions are subject to the funds’ 30-Day Purchase Block or an alternative policy.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price (or your financial intermediary) is returned by the post office, T. Rowe Price (or your financial intermediary) may be required to transfer your account and any assets related to uncashed checks to the appropriate state under its abandoned property laws. To avoid such action, it is important to keep your account address up to date and periodically contact T. Rowe Price at least once every two years.

Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may economize on fund expenses by mailing only one shareholder report and summary prospectus or prospectus, as applicable, for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Client Account Management.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price Funds from fraud by verifying your signature.

A signature guarantee may be required in certain situations, such as:

• Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

• Remitting redemption proceeds to any person, address, or bank account not on file;

• Establishing certain services after an account is opened; or

• Changing the account registration or broker-dealer of record for an account.

Consult Client Account Management for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from

T. ROWE PRICE	36

certain banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The F Class may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. All of the fees discussed are included in a fund’s financial statements and, except for funds that have an all-inclusive management fee, are also reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1 of this prospectus.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and were ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders. Generally, your share of the distributions is based on the number of shares of the fund outstanding on the applicable dividend record date. Therefore, if the fund has experienced a net redemption during the taxable period, your share of the distribution that is declared less frequently than daily may be relatively higher due to the smaller number of shares outstanding on the record date. See also “Taxes on Fund Distributions” below.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your new account form. Reinvesting distributions results in

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	37

compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested are paid by check or transmitted electronically to your bank account. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Bond funds	• Shares normally begin to earn any dividends on the business day after payment is received by T. Rowe Price. • Dividends, if any, are declared daily and paid on the first business day of each month.
Stock funds	• Must be a shareholder on the dividend record date. • Dividends, if any, are declared and paid annually, generally in December.
All funds	• If necessary, a fund may make additional distributions on short notice to minimize any fund-level tax liabilities.

Shares of bond funds will earn any dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your bond fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually

T. ROWE PRICE	38

declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares, including an exchange from one fund to another.

• The fund makes dividend or capital gain distributions.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts, and dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017, and before January 1, 2026, you are generally allowed a deduction of up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds or money market funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock or bond funds is expected to qualify for this deduction. A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	39

the 361-day period beginning on the date which is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. The holding period requirement does not apply to money market funds or funds that declare interest dividends on a daily basis in an amount equal to at least 90% of the fund’s excess Section 163(j) interest income and distribute such dividends on a monthly basis.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another in a taxable account is also a sale for tax purposes.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. For mutual fund shares acquired prior to 2012 in most accounts established or opened by exchange in 1984 or later, our Form 1099-B will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information on average cost and gain or loss from sale is not reported to the Internal Revenue Service. For these mutual fund shares acquired prior to 2012, you may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

For mutual fund shares acquired after 2011, federal income tax regulations require us to report the cost basis information on Form 1099-B using a cost basis method selected by the shareholder in compliance with such regulations or, in the absence of such selected method, our default method if you acquire your shares directly from T. Rowe Price. Our default method is average cost. For any fund shares acquired through a financial intermediary after 2011, you should check with your financial intermediary regarding the applicable cost basis method. You should note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to

T. ROWE PRICE	40

make sure the information reported on your tax return is accurate. T. Rowe Price and financial intermediaries are not required to issue a Form 1099-B to report sales of money market fund shares.

To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund dividends for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain distributions may also be subject to state and local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	41

income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Consequences of Shareholder Turnover

If the fund’s portfolio transactions result in a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the loss may be carried forward and used to offset future realized capital gains. However, its ability to carry forward such losses will be limited if the fund experiences an “ownership change” within the meaning of the Internal Revenue Code. An ownership change generally results when shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period.

Because Institutional Funds may have only a few large shareholders, an ownership change can occur in the normal course of shareholder purchases and redemptions. The fund undertakes no obligation to avoid or prevent an ownership change. Moreover, because of circumstances beyond the fund’s control, there can be no assurance that the fund will not experience, or has not already experienced, an ownership change. An ownership change can reduce the fund’s ability to offset capital gains with losses, which could increase the amount of taxable gains that could be distributed to shareholders.

T. ROWE PRICE	42

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. The amount of capital gains realized by the fund is dependent upon the price at which securities are sold compared with the cost basis of those securities. When evaluating investment opportunities and deciding to sell a particular holding, a portfolio manager may consider the fund’s cash position relative to the cash needed to meet shareholder redemptions and/or purchase other securities and may identify certain shares with a specific cost basis to be sold in an attempt to minimize capital gain distributions. Additional information is available in the fund’s annual and semiannual Form N-CSRs.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening or abusive conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N-CSR. Except for money market funds, the fund’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund’s annual and semi-annual financial statements are included in its Form N-CSRs. These documents and other information are available without charge through troweprice.com/prospectus. You can also request these documents and make shareholder inquiries at no cost by calling 1-800-638-8790, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary.

Annual and semi-annual shareholder reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-21055	E137-040 8/1/24